UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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QPC Lasers, Inc.
(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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QPC LASERS, INC.
15632 Roxford Street
Sylmar, CA 91342

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of the Stockholders of QPC Lasers, Inc. (the “Company”) will be held at 9:30 a.m. Pacific time on Wednesday, May 9, 2007, for the following purposes:

1.
To elect five (5) directors to our Board of Directors to serve for a term of one year and until their successors are elected or appointed. The following individuals are the nominees for election as director:

Robert V. Adams George M. Lintz	General Merrill A. McPeak Jeffrey Ungar	Israel Ury

2.	To ratify the appointment of Weinberg & Company P.A. as the Company’s independent auditors for fiscal year 2007.

3.	To transact such other business as may properly be brought before the meeting or any adjournments thereof.

The Annual Meeting will be held at the Company’s office located at 15632 Roxford Street, Sylmar, CA 91342.

Only stockholders of record at the close of business on April 20, 2007 are entitled to notice of, and to vote at, the meeting and any adjournments thereof.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.

WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO FILL IN THE ENCLOSED PROXY AND TO SIGN AND FORWARD IT IN THE ENCLOSED BUSINESS REPLY ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. ANY STOCKHOLDER WHO SIGNS AND SENDS IN A PROXY MAY REVOKE IT BY EXECUTING A NEW PROXY WITH A LATER DATE, BY WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY AT ANY TIME BEFORE IT IS VOTED, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF STOCK THAT YOU HOLD. YOUR COOPERATION IN PROMPTLY RETURNING YOUR PROXY WILL HELP LIMIT EXPENSES INCIDENT TO PROXY SOLICITATION.

By Order of the Board of Directors,

/s/ George Lintz

George Lintz
Secretary

Sylmar, California
April 24, 2007

Mailed to Stockholders
on or about April 24, 2007

QPC LASERS, INC.
15632 Roxford Street
Sylmar, California 91342

PROXY STATEMENT
FOR 2007 ANNUAL MEETING OF STOCKHOLDERS

General Information

This proxy statement is furnished to the stockholders of QPC Lasers, Inc., a Nevada corporation (the “Company”), in connection with the solicitation by our board of directors of proxies in the accompanying form for use in voting at the annual meeting of stockholders to be held on May 9, 2007, at 9:30 a.m., local time, at 15632 Roxford Street, Sylmar, CA 91342, and any adjournment or postponement thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Accompanying this proxy statement is the board of directors’ proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this proxy statement. In addition to solicitation by use of the mail, certain of our officers and employees may, without receiving additional compensation therefore, solicit the return of proxies by telephone, telegram or personal interview. We have requested that brokerage houses and custodians, nominees and fiduciaries forward soliciting materials to their principals, the beneficial owners of common stock, and have agreed to reimburse them for reasonable out-of-pocket expenses in connection therewith.

Revocation of Proxies

All proxies which are properly completed, signed and returned to us prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this proxy statement unless otherwise directed. A stockholder may revoke his or her proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

Record Date and Voting Procedures

The close of business on April 20, 2007 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment of the Annual Meeting. As of the record date, we had outstanding 38,559,283 shares of common stock, par value $.001 per share (“Common Stock”).

Each stockholder of record is entitled to one vote for each share held on all matters to come before the meeting. All proxies which are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on for which a vote was cast. An abstention from voting or a broker non-vote will not be counted in the voting process. The bylaws of the Company do not permit stockholders to cumulate votes for election of directors.

Stockholders may revoke any proxy before it is voted by attendance at the meeting and voting in person, by executing a new proxy with a later date, or by giving written notice of revocation to the Secretary of the Company.

The shares represented by proxies that are returned properly signed will be voted in accordance with each stockholder's directions. If the proxy card is signed and returned without direction as to how they are to be voted, the shares will be voted as recommended by the board of directors.

Mailing of Proxy Statement and Proxy Card

Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 is enclosed for your convenience but is not to be considered part of the solicitation material. We will pay the cost for preparing, printing, assembling and mailing this proxy statement and the proxy card and all of the costs of the solicitation of the proxies.

Our principal executive offices are located at 15632 Roxford Street, Sylmar, California 91342. This proxy statement and the accompanying proxy card is first being mailed to stockholders on or about April 24, 2007.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

In accordance with our Articles of Incorporation and Bylaws, the board of directors consists of not less than one nor more than nine members. The board of directors has set the current number of directors at five. At each annual meeting of stockholders of the Company, directors are elected until the next annual meeting of stockholders and until their successors are elected and have qualified. Our Bylaws provide for the election of directors at our annual meeting of stockholders. The board of directors proposes the election of the nominees named below.

Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below, unless authority is withheld. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present board of directors to fill such vacancy. The board of directors has no reason to believe that any such nominee will be unwilling or unable to serve if elected a director.

The board of directors proposes the election of the following nominees as members of the board of directors. If elected, the nominees are expected to serve until the 2008 Annual Meeting of Stockholders and until their successors are elected and have qualified.

Jeffrey Ungar	Israel Ury	Merrill A. McPeak

George Lintz	Robert Adams

Director Nominees

Jeffrey Ungar, Ph.D., President, Chief Executive Officer, Co-Founder and Director

Dr. Ungar formed Quintessence Photonics Corporation (“Quintessence”) in 2000 and has served as its President and Chief Executive Officer since its inception. On May 12, 2006, we entered into a share exchange agreement with Quintessence, and Quintessence became our wholly-owned subsidiary (the “Share Exchange”). Dr. Ungar has been our CEO and Chairman of our Board of Director since the Share Exchange. Prior to forming Quintessence, Dr. Ungar had a 17 year career at Ortel Corporation, a pioneer in the development of analog fiber optic technology for CATV. He joined Ortel in 1983 as one of the first five employees, and stayed at Ortel until after its sale to Lucent Technologies in 2000 for approximately $2.95 billion. At Ortel, he occupied senior positions including Director of Advanced R&D for Optoelectronic Devices and Director of Material and Structure Technologies. He holds a Ph.D. in Nuclear Physics from the California Institute of Technology.

George M. Lintz, M.B.A., Chief Financial Officer, Chief Operating Officer, Co-Founder and Director

Mr. Lintz started QPC together with Dr. Ungar in 2000 after a fifteen year career in investment banking. Mr. Lintz founded Lintz Glover White & Company in 1987, an SEC registered, NASD member broker/dealer, and ran the broker-dealer until it was acquired in December 1999. During his tenure at Lintz Glover White, Mr. Lintz financed a number of early stage companies from the technology and finance industries. He founded and served as Chairman of G&H Financial, a commercial finance lender from 1989 to 1994, in which capacity he provided asset-based financing for manufacturing companies. In 1994, Mr. Lintz was appointed by the California State Senate to serve as an advisor to their Local Government Investment Committee. As an advisor, he assisted in drafting the legislation that governs investment practices of state and local government entities in California. Mr. Lintz has been associated with various financial services firms on a part-time basis until July 2005. Mr. Lintz received his M.B.A. in Finance from New York University in 1984.

Israel Ury, Director

Dr. Ury joined the Board of Directors of Quintessence in November 2001 and has served on our board of directors since the Share Exchange. From July 2001 to September 2002, he also served as a director for Memlink, Inc. From February 2000 to July 2001 he served as a Senior Technology Consultant for Lucent Technologies and Agere Systems. Dr. Ury founded and served as an executive officer of diode laser manufacturer, Ortel Corporation from 1980 to 2000. Dr. Ury received his B.S. and M.S. from the University of California at Los Angeles, and his Ph. D. from the California Institute of Technology.

Robert Adams, Director

Mr. Adams joined our board of directors in May 2006. Mr. Adams began his career as an engineer at Bendix Aviation designing control systems for aircraft jet engines. He then designed ordnance systems as a non-commissioned army officer. After military service, he worked as a design engineer at Inland Steel Co. where he became involved in the use of computers to control steel making processes. He continued this interest as a control system designer at TRW/Bunker Ramo where he received several patents for multivariable control systems in the production of steel products.

In 1969, Mr. Adams joined Xerox Corporation. At the time Mr. Adams was Vice President of Marketing at the Scientific Data Systems unit of Xerox, responsible for planning and marketing of new technologies. In 1975 he advanced within Xerox and managed a new business using computers to convert high-speed copiers into laser printers. This business alone has grown to over $6 billion in annual revenue. Mr. Adams was promoted from the President of Printing Systems to Group Vice President of the Xerox Systems Group (XSG) where he led the introduction of a number of new office products. At this time he sponsored a project to develop the first high-speed digital copier which under his guidance resulted in the development of high-quality, and high-speed digital scanners. Engineering of these products required the design of 13 application specific IC’s (ASIC’s) and other advance electronic design concepts. Mr. Adams was promoted to Executive Vice President in 1986 and moved to Xerox headquarters in Connecticut. In 1989 Mr. Adams began a venture capital operation on behalf of Xerox (Xerox Technology Ventures). For the past five years, Mr. Adams has managed Adams Capital Management, a private investment company. Mr. Adams serves on the board of directors of Tekelec Corp. (NASDAQ-NMS: TKLC), a manufacturer of network switching products, and The Los Angeles Opera Company, a private corporation. Mr. Adams received a B.S. in Mechanical Engineering from Purdue University and an M.B.A. from the University of Chicago. He was awarded the Distinguished Engineering Alumnus in 1983 as well as the Outstanding Mechanical Engineer from Purdue. He was elected a Life Member of the President’s Council of the University of Chicago Graduate School of Business.

Merrill (“Tony”) McPeak, Director

Gen. Merrill A. McPeak has served as the Vice-Chairman of our board of directors since January 2006. Gen. McPeak is President of McPeak and Associates, a management-consulting firm he founded in 1995. Gen. McPeak was Chief of Staff of the United States Air Force (“USAF”) during the early 1990s. He entered the USAF in November 1957 and was a fighter pilot during his early years. He flew 269 combat missions in Vietnam. In 1967-68, he performed in nearly 200 official air shows as Solo Pilot for the USAF Aerial Demonstration Team, the “Thunderbirds.” He commanded NATO’s 20 Fighter Wing in 1980-81, Twelfth Air Force in 1987-88, Pacific Air Forces from 1988 to 1990, and was Chief of Staff of the USAF from November 1990 to October 1994, when he retired from active military service. General McPeak is Chairman of the Board of Ethicspoint, Inc. and a director of several other private companies. He is a director of the following public companies: Del Global Technologies (OTC: DGTC), a manufacturer and marketer of medical imaging systems; Gigabeam Corporation (OTC BB: GGBM), a supplier of high performance, high availability fiber-speed wireless communications; Health Sciences Group, Inc., (OTC BB: HESG), a provider of preventive healthcare alternatives; MathStar (NASDAQ-NMS: MATH), a designer and marketer of specialized semiconductor integrated circuits; and Tektronix, Inc. (NYSE: TEK), a manufacturer and marketer of test and measurement solutions.

Director Independence

We use the definition of indepence set forth in Rule 4200 of the listing standards of the Nasdaq Stock Market (“Nasdaq”) and the interpretations thereunder to determine if our members of our board of directors are independent. In making this determination, our board of directors considered, among other things, transactions and relationships between each director or his or her immediate family and the Company, including those reported in the section below captioned, “Certain Relationships and Related Transactions.” The purpose of this review was to determine whether any such relationships or transactions were material and, therefore, inconsistent with a determination that the directors are independent. As a result of this review, our board affirmatively determined, based on its understanding of such transactions and relationships, that Messrs. Adams, McPeak and Ury are independent of the Company and, therefore, a majority of the members of our board is independent, under the standards set forth in the Nasdaq rules.

Required Vote

The five nominees who receive the highest number of affirmative votes will be elected to our Board of Directors. Abstentions and broker non-votes are not counted toward each nominee’s total.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE.

EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth the names, ages, and positions of our directors and officers.

Name	Age	Position

Jeffrey Ungar	48	Chief Executive Officer, Chairman of the Board, Co-Founder and Director

George Lintz	46	Chief Financial Officer, Chief Operating Officer, Co-Founder and Director

Israel Ury	50	Director

Robert Adams	74	Director

Merrill A. McPeak	70	Director

Paul Rudy	35	Senior Vice President of Marketing and Sales

Blima Tuller	28	Vice President of Finance and Chief Accounting Officer

For background information on our directors, please see Proposal No. 1.

Paul Rudy, Ph.D., Senior Vice President of Marketing and Sales

Dr. Rudy has served with QPC since March 2005. He comes to QPC from an extensive career with Coherent, Inc. He served as Director of Marketing at Coherent Inc.’s Semiconductor Business Unit, leading the tactical and strategic marketing activities of the high power diode laser business, overseeing product management and developing strategies for the business unit’s technology, products, and markets from June 2004 until March 2005. From October 2000 through June 2004, Dr. Rudy acted as Coherent’s Market Development Manager, responsible for developing and executing sales and tactical marketing strategies in the defense and graphics arts markets in North America. Prior to this, he acted as the Product Marketing Manager for Coherent Semiconductor Business Unit, focusing on unmounted bars and stacks. From 1997 to 1999, he was the Scientific Sales Engineer in the Mid-Atlantic region for Coherent Semiconductor Group and Coherent Laser Group. There, he developed several markets for Coherent Inc including the scientific market, enhanced imaging MRI, and defense applications. Prior to his position with Coherent Inc in the Mid-Atlantic, Dr. Rudy worked in the Advanced Technical Sales Group at Coherent, Inc. headquarters. He received his masters and doctoral degrees in physics studying laser manipulation of atoms at the University of Rochester and his B.S. and B.A. from Duke University in physics and philosophy.

Blima Tuller, Vice President of Finance and Chief Accounting Officer

Ms. Tuller joined QPC in October 2006 from Ameripath where she served as Vice President of Finance of Ameripath’s Esoteric Division. From February 2005 to January 2006 she served as Director of Finance of Specialty Laboratories, a NYSE listed clinical reference laboratory that was acquired by Ameripath in January 2006. From February 2003 to February 2005, Ms. Tuller led Specialty Laboratories Internal Audit department, developing an Internal Audit function and bringing the company into compliance with the requirements of the Sarbanes-Oxley Act of 2002. From 1998 to 2003 Ms. Tuller held a variety of positions at the public accounting firms of Arthur Andersen LLP and KPMG LLP, most recently as a Manager in the Management Assurance Services practice at KPMG. She received her B.B.A. in Accounting from Cleveland State University.

Relationships Among Directors or Executive Officers

There are no family relationships among any of our directors or executive officers.

Meetings and Committees of the Board of Directors

Our current board of directors served as the board of directors of Quintessence prior to the Share Exchange. In order to provide stockholders with meaningful information about our board of directors, we include below information regarding meetings of our board of directors and its committees after the Share Exchange and meetings of the board of directors and committees of Quintessence prior to the Share Exchange. We refer to the board of directors of Quintessence before the Share Exchange and our board of directors since the Share Exchange as the “Board of Directors”. During 2006, the Board of Directors met nine times in meetings or telephonically and acted by unanimous written consent once. No director attended fewer than 75% of the aggregate of either (i) the total number of board meetings held during the period for which he was a director, or (ii) the total number of committee meetings of the board held in 2006 on which he served. The directors are invited and encouraged to attend the Company's Annual Meeting of Stockholders. All directors attended the 2006 Annual Meeting of Stockholders of Quintessence.

Compensation Committee

The Compensation Committee met one time in 2006. The Compensation Committee currently consists of Messrs. Adams, McPeak, and Ury, with Mr. Ury as the Chairman of the Compensation Committee. Our board of directors has determined that all current members of the Compensation Committee are “independent” as that term is defined in the Nasdaq rules. The Committee’s primary responsibility is to establish and apply our compensation policies with respect to our executive officers.

The Compensation Committee has the authority to (a) determine the compensation practices to be implemented with respect to corporate “Officers” (as defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934), including, without limitation, the general mix of base salary, annual incentive compensation, long term incentive compensation, benefits and equity participation for Officers, (b) review and approve on an annual basis the Company’s corporate goals and objectives relevant to compensation of the CEO and other Officers, (c) evaluate the performance of the CEO and determine the CEO’s compensation, (d) review and approve the compensation paid to other Officers, (e) review periodically the Company’s incentive, equity participation and benefit plans and recommend changes to such plans as the Committee may deem appropriate, administer the Company’s equity-based plans, approve all amendments thereto and approve all equity grants thereunder, (g) review and discuss with Company management any Compensation Discussion and Analysis prepared by the Company for filing with the SEC in accordance with applicable SEC requirements, (h) prepare and approve any Compensation Committee Report required to be furnished by the Company in accordance with applicable SEC requirements, and (i) perform such other duties as the Board may from time to time prescribe. All powers of the Committee are subject to the restrictions designated in the Company’s Bylaws and applicable law.

The Compensation Committee may appoint sub-committees and may delegate specified duties to such sub-committees, provided that any sub-committee appointed to administer any stockholder-approved equity plan or to make grants thereunder shall consist of not less than two independent directors. The Compensation Committee shall consult with the CEO as it deems appropriate and may invite the CEO to attend meetings of the Compensation Committee. However, the CEO does not participate in any deliberations or decision-making by the Compensation Committee with respect to establishing goals and objectives for the CEO, evaluating the CEO’s performance, fixing the CEO’s compensation or considering any equity grant to the CEO. The Compensation Committee has a charter, a copy of which is provided as Appendix A.

Audit Committee

The Audit Committee met two times in meetings or telephonically in 2006. The Audit Committee currently consists of Messrs. Adams, McPeak, and Ury, with Mr. McPeak as the Chairman of the Audit Committee. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent auditors. In addition, the Audit Committee is responsible for approving the audit and non-audit services performed by our independent auditors and for reviewing and evaluating our accounting principles and our system of internal accounting controls.

The Board has determined that each member of the Audit Committee meets the requisite independence requirements for audit committee membership set forth in Section 10A(m) of the Securities Exchange Act of 1934 and the relevant rules adopted thereunder by the SEC. In addition, the Board had determined that each member of the Audit Committee qualifies as an “audit committee financial expert” under the relevant SEC rules and is “financially literate”. Each of the members of the Audit Committee has experience actively supervising the accounting and financial reporting functions or overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements.

The Audit Committee is responsible for (a) ensuring the integrity of our financial statements and financial reporting process, (b) the retention, oversight and termination of our independent registered public accounting firm, (c) ensuring the independence of our independent accountants and pre-approving all engagements of the independent accountants to perform audit or non-audit services, (d) oversight of any internal audit function at the Company, (e) conferring with Company management and our independent accountants regarding the principal accounting policies employed by the Company, (f) assessing the adequacy of our risk management policies, (g) advising the Board with respect to our compliance with legal and regulatory requirements and (h) performance of such other duties as the Board may from time to time prescribe. The Audit Committee has a charter, a copy of which is provided as Appendix B.

Nominating and Corporate Governance Committee

The Nominating/Corporate Governance Committee met one time in 2006. The Nominating/Corporate Governance Committee currently consists of Messrs. Adams, McPeak, and Ury, with Mr. Adams as the Chairman of the Nominating/Corporate Committee. The purpose of the Nominating/Corporate Governance Committee is to assist the Board in selecting qualified nominees for election to the Board, develop criteria and standards for Board membership, make recommendations regarding the size, composition and operations of the Board and its committees, monitor a process to assess the Board’s effectiveness, and develop and implement a set of corporate governance principles.

As part of the Nominating/Corporate Governance Committee’s oversight of director nomination process, the Nominating/Corporate Governance Committee will consider, among others, candidates recommended by stockholders of the Company. The Nominating/Corporate Governance Committee shall review the background of each candidate to ensure that there is no legal impediment, conflict of interest, or other consideration that might hinder or prevent service on the Board.

The Nominating/Corporate Governance Committee will consider any candidates recommended by stockholders. The stockholder must submit a detailed resume and an explanation of the reasons why the stockholder believes a candidate is qualified for service on the QPC Lasers’ Board. The stockholder must also provide such other information about the candidate that would be required by the SEC rules to be included in a proxy statement. In addition, the stockholder must include the written consent of the candidate and describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination. The stockholder must submit appropriate documentation of its holdings in QPC Lasers’ securities. All communications are to be directed to the Nominating/Corporate Governance Committee, c/o the Chairman of the Nominating/Corporate Governance Committee at 15632 Roxford Street, Sylmar, California 91342.

The Nominating/Corporate Governance Committee does not have specific minimum qualifications or specific qualities or skills which a candidate must possess to be nominated for a position on the board of directors. In general, the Nominating/Corporate/Governance Committee seeks candidates who have an understanding of the Company’s business and who can provide a perspective which will complement that of of other members of the Board. The Nominating/Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current Board members who the Nominating/Corporate Governance Committee believes can best contribute to the success of the Company and represent stockholder interests through the exercise of sound judgment, and who are willing and able to serve another term, are re-nominated. As to new candidates, the Nominating/Corporate Governance Committee intends to poll the Board members and members of management for their recommendations. The Nominating/Corporate Governance Committee will review the qualifications, experience and background of each candidate. Final candidates will be interviewed by the independent and other directors and executive management. In making its determinations, the Nominating/Corporate Governance Committee intends to evaluate each individual in the context of the Board as whole, with the objective of assembling a group that can best contribute to the success of the Company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the Nominating/Corporate Governance Committee intends to make its recommendation to the Board. Recommendations received by stockholders will be processed and will be subject to the same evaluation process, as are candidates nominated by the Nominating/Corporate Governance Committee.

There has been no material changes to the procedures by which the stockholders may recommend nominees to the Company’s board of directors. The Nominating/Corporate Governance Committee has a charter, a copy of which is provided as Appendix C.

All of the current board members were elected or appointed to their positions as directors in accordance with our Bylaws. The board of directors is not considering, at this time, increasing the number of directors or nominating new members to the board of directors.

Code of Business Conduct and Ethics

Our board of directors has adopted a code of business conduct and ethics (the "Ethics Code"). This Ethics Code applies to every director, officer (including the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer) and employee of the Company. A copy of our Ethics Code is provided as Appendix D. The Ethics Code satisfies the requirements under the Sarbanes-Oxley Act of 2002, as well as NASDAQ rules applicable to issuers listed on the NASDAQ Global Market. The Ethics Code, among other things, addresses issues relating to conflicts of interests, including internal reporting of violations and disclosures, and compliance with applicable laws, rules and regulations. The purpose of the Ethics Code is to deter wrongdoing and to promote, among other things, honest and ethical conduct and to ensure to the greatest possible extent that our business is conducted in a legal and ethical manner. There shall be no waiver of any part of the Ethics Code for any director or officer except by a vote of the board of directors. In case a waiver of the Ethics Code is granted to a director or officer, the notice of such waiver will be posted on our website at http://www.qpclasers.com within 5 days of the board of director's vote and shall remain on the website for a period of 12 months, and thereafter be retained in our files as required by law. The Company also has a policy against insider trading. Upon written request to the Chief Financial Officer, at the address of our principal executive offices, a copy of the Ethics Code will be provided without charge.

Communications with the Board

Our board of directors believes that full and open communication between stockholders and members of our board is in our best interests and the best interests of our stockholders. Stockholders can contact any director or committee of the board by writing to the Chairman of the Board of Directors, c/o QPC Lasers, Inc., 15632 Roxford Street, Sylmar, CA 91342. The Chairman of the Board of Directors will determine the extent to which such stockholder communications should be disseminated to other members of the Board and what response, if any, should be made to such communications. Comments or complaints relating to our accounting, internal accounting controls or auditing matters may be referred directly to our Audit Committee by writing to the Chairman of the Audit Committee, c/o QPC Lasers, Inc., 15632 Roxford Street, Sylmar, CA 91342. Such correspondence, if marked “Confidential”, will be forwarded unopened to the Chair of our Audit Committee.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us with respect to beneficial ownership of our Common Stock as of April 18, 2007, by (i) each stockholder known to us to own beneficially more than 5% of our Common Stock; (ii) each of our directors; (iii) the Named Executive Officers; and (iv) all of our directors and executive officers as a group.

Name and Address of Beneficial Owner	Total Outstanding Common Stock Beneficially Owned(1)	Approximate Percent of Shares of Common Stock Beneficially Owned

Jeffrey Ungar, Chief Executive Officer, and Director (2)	4,482,560	11.6%

George Lintz, Chief Financial Officer and Director (3)	2,619,851	6.8%

Israel Ury, Director (4)	142,060	*

Merrill McPeak, Director (5)	105,416	*

Robert Adams, Director (6)	98,725	*

Paul Rudy, Vice President, Marketing and Sales (7)	198,611	*

Finisar Corporation 1389 Moffett Park Drive, Sunnyvale, California 94089	6,750,726	17.5%

Wendell Lew (8) 1517 Makiki Street, #1203, Honolulu, Hawaii 96822	2,982,558	7.7%

All Directors and officers as a group (6 persons) (9)	7,647,223	19.8%
_________________
* Less than one percent.

(1)	Included in this calculation are shares deemed beneficially owned by virtue of the individual’s right to acquire them within 60 days of the date of this report.

(2)
Includes warrants to purchase 488,000 shares at $1.25 per share and options to purchase 100,000 and 62,500 shares at $0.38 and $1.25 per share, respectively, that are exerciseable within 60 days of April 18, 2007.

(3)
Includes warrants to purchase 1,432,000 shares at $1.25 per share and options to purchase 100,000 and 41,667 shares at $0.38 and $1.25 per share, respectively, that are exerciseable within 60 days of April 18, 2007.

(4)	Includes options to purchase 40,000 and 25,000 shares at $0.38 and $1.25 per share, respectively, that are exerciseable within 60 days of April 18, 2007.

(5)	Includes options to purchase 85,416 shares at $1.25 per share, that are exerciseable within 60 days of April 18, 2007.

(6)	Includes options to purchase 25,000 shares at $1.25 per share, that are exerciseable within 60 days of April 18, 2007.

(7)	Includes options to purchase 122,222 and 76,389 shares at $0.38 and $1.25 per share, respectively, that are exerciseable within 60 days of April 18, 2007.

(8)
Includes promissory notes that are convertible into 111,111 shares. Also includes warrants to purchase 151,666 shares that are exerciseable within 60 days of April 18, 2007. All QPC securities are held by Wendell Y.M. Lew Revocable Living Trust, U/A 12-07-99, Wendell Lew, TTEE.

(9)	Includes warrants to purchase 1,920,000 shares and options to purchase 678,194 shares, all of which are exerciseable within 60 days April 18, 2007.

We are not aware of any arrangements which may result in a change in control of the Company.

EXECUTIVE COMPENSATION

2006 Summary Compensation Table

The following table sets forth the total compensation awarded to, earned by or paid to our principal executive officer and the two other highest paid executive officers whose total compensation in fiscal year 2006 exceeded $100,000. We refer to these executive officers as our “Named Executive Officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)

Jeffrey Ungar Chief Executive Officer, Chairman of the Board, Co-Founder and Director	2006	277,308	150,000	(2)	--	315,750	--	--	8,880	(3)	751,938

George Lintz Chief Financial Officer, Chief Operating Officer, Co-Founder and Director	2006	251,731	150,000	(4)	--	241,500	--	--	8,880	(5)	652,111

Paul Rudy Senior Vice President Marketing and Sales	2006	200,000	150,500		--	148,500	--	--	5,192	(6)	504,192

___________

(1)	For awards of options, the aggregate grant date fair value was computed in accordance with FAS 123R.
(2)
Includes a $50,000 bonus for 2005 and $100,000 bonus for 2006 that were approved in 2006. Mr. Ungar has agreed to defer payment of the $150,000 bonus until the earlier of (i) such date as the Compensation Committee may determine that the Company has sufficient cash resources to pay the cash bonuses, or (ii) March 15, 2008.

(3)	Includes of $7,500 in 401(k) matching contributions and $1,380 of term life insurance premiums paid by us.
(4)
Includes a $50,000 bonus for 2005 and $100,000 bonus for 2006 that were approved in 2006. Mr. Lintz has agreed to defer payment of the $150,000 bonus until the earlier of (i) such date as the Compensation Committee may determine that the Company has sufficient cash resources to pay the cash bonuses, or (ii) March 15, 2008.

(5)	Includes of $7,500 in 401(k) matching contributions and $1,380 of term life insurance premiums paid by us.
(6)	Consists of $5,192 in 401(k) matching contributions paid by us.

Outstanding Equity Awards at Fiscal Year-End 2006

The following table sets forth information concerning unexercised options, granted as equity incentive awards,  held by each of our Named Executive Officers as of December 31, 2006.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name	Exercisable	Unexercisable

Jeffrey Ungar	100,000	--	--	0.38	6/29/2014	--	--	--	--
	--	225,000	--	1.25	5/11/2016	--	--	--	--
	--	100,000	--	1.18	12/20/2016	--	--	--	--

George Lintz	100,000	--	--	0.38	6/29/2014	--	--	--	--
	--	150,000	--	1.25	5/11/2016	--	--	--	--
	--	100,000	--	1.18	12/20/2016	--	--	--	--

Paul Rudy	200,000	--	--	0.38	5/18/2015	--	--	--	--
	75,000			1.25	11/17/2015	--	--	--	--
	--	50,000		1.25	4/12/2016	--	--	--	--
	--	100,000		1.25	5/11/2016	--	--	--	--

Employee Benefit Plan

The Company established a defined contribution plan allowing eligible employee income deferrals as permitted by Section 401 (k) of the Internal Revenue Code effective January 1, 2002. This plan covers substantially all full-time employees after minimum service requirements are met. The Company contributes a percentage of participants’ cash contribution subject to certain limits.

Employment Agreements, Termination of Employment and Change-in-Control Arrangements

We currently have no employment agreements with any of our executive officers, nor any compensatory plans or arrangements resulting from the resignation, retirement or any other termination of any of our executive officers, from a change-in-control, or from a change in any executive officer’s responsibilities following a change-in-control.

Compensation of Directors

The following table sets forth information concerning the compensation of our non-employee directors during fiscal year 2006.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Israel Ury	21,750	--	24,750	--	--	--	46,500
Robert Adams	16,500	--	24,750	--	--	--	41,250
Merrill A. McPeak	21,750	--	81,916	--	--	--	103,666

___________

(1)	For awards of options, the aggregate grant date fair value was computed in accordance with FAS 123R.

Two of our Directors are also employees and do not receive separate board compensation.Our non-employee directors are each entitled to a quarterly fee of $2,500, a $1,000 for attendance at a Board meeting, a, $1,250 for serving as a Committee Chair, a $500 fee for attending Committee meetings and a $250 for attending Board or Committee meetings via teleconference. In addition to these cash fees, each non-employee Director receives 25,000 options to purchase Common Stock upon initial election to the board of directors, an annual grant of 20,000 options to purchase Common Stock, and an annual grant of 5,000 options for Committee Chair fee.

Equity Compensation Plan Information

The 2006 Stock Incentive Plan became effective on May 3, 2006. All options to purchase stock of Quintessence which were outstanding at the time of the Share Exchange were assumed by us and converted into options to purchase shares of our Common Stock. Prior to the Share Exchange, Quintessence had 2,395,250 options outstanding which had been issued pursuant to a shareholder approved plan, and 859,598 options outstanding which had been issued pursuant to Board approval but not under a shareholder approved plan. The number of shares subject to each assumed and converted option was equal to the number of shares of Common Stock which were subject to that option immediately prior to the conversion, and the exercise price per share remained the same as the per share exercise price in effect under the option at the time of conversion.

The 2006 Stock Incentive Plan permits issuance of restricted stock or stock options. As of April 20, 2007, only stock options are outstanding. Under the 2006 Stock Incentive Plan restricted stock or options may be granted to employees, non-employee members of our board of directors, and consultants and other independent advisors in our employ or service. The number of shares of Common Stock issuable under the 2006 Stock Incentive Plan is 5,400,000 shares. As of April 20, 2007, 3,461,300 options had been issued under the Plan and 132,500 options issued under the Plan had been exercised.

Unvested options will vest on an accelerated basis in the event our Company is acquired and those options are not assumed or replaced by the acquiring entity. Each option will have a maximum term (not to exceed 10 years) set by the plan administrator (our Compensation Committee) at the time of grant, subject to earlier termination following the optionee’s cessation of employment. All options are non-statutory options under the Federal tax law, unless they are incentive stock options granted to employees.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options warrants and rights	Number of securities remaining available for future issuance under the equity compensation plan

Equity compensation plans approved by security holders	2,957,750	$0.80	2,309,750

Equity compensation plans not approved by security holders	859,598	$1.25	N/A

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In November 2005 Quintessence borrowed money from our executive officers pursuant to a Loan Agreement. Quintessence issued a 10% secured promissory note in the principal amount of $200,000 to Jeffrey Ungar, our Chief Executive Officer, and another 10% secured promissory note in the principal amount of $300,000 to George Lintz, our Chief Financial Officer (collectively, as amended, the “Bridge Notes” and Mr. Lintz and Mr. Ungar may be referred to as the “Bridge Noteholders”). The notes were due and payable on January 31, 2006. The lenders have a security interest in our cash, deposit accounts, fixed assets, intellectual properties, and certain insurance proceeds. This security interest is subordinated to the Senior Secured Promissory Notes originally issued by Quintessence on May 21, 2004 and the Senior Subordinated Secured Promissory Notes dated as of September 30, 2005. Quintessence also paid a loan origination fee of 5% or, $10,000 and $15,000, to each of Mr. Ungar and Mr. Lintz, respectively. Quintessence also granted to each of Mr. Ungar and Mr. Lintz, a warrant to purchase 128,000 and 192,000 shares of Common Stock, respectively, at $1.25 a share. Pursuant to the Share Exchange, such warrants may now be exercised to acquire our common stock.

Effective as of January 25, 2006, Quintessence amended the Loan Agreement to mature on March 27, 2006 instead of January 31, 2006 and the Bridge Noteholders agreed to further potential extensions of the maturity date of the Notes. . In consideration of this amendment, Quintessence paid the Bridge Noteholders a loan origination fee of 3% of the original principal amount of the Notes (“3% Origination Fee”) or $15,000. Quintessence also issued 60,000 warrants for every $100,000 in principal amount loaned to the Company by the applicable Bridge Noteholder (“Bridge Warrants”). For every 30 day period beyond February 24, 2006 that the Bridge Notes remained outstanding, Quintessence was obligated to issue another 60,000 Bridge Warrants for every $100,000 in principal outstanding. These Notes were repaid in April 2006. In aggregate, Quintessence granted Mr. Ungar and Mr. Lintz an additional 360,000 and 540,000 warrants, respectively, in consideration of the Bridge Notes extension. Pursuant to the Share Exchange, such warrants may now be exercised to acquire our common stock.

During 2004, Quintessence issued $3,250,000 of notes payable to seven note holders, some of whom are our stockholders. One note holder who purchased $2,500,000 in principal is a partnership of which Mr. Lintz is a 50% partner. The partnership has assigned its rights and payments under the notes to a third party on unaffilated lender. The original term of the notes are 24 months, bearing interest at 10% per annum, with no principal and interest payments required for the initial three months. The notes are secured by all of the assets of the Company, including its intellectual property. One warrant for every $1.33 of principal was granted to each note holder, with each warrant being convertible into one share of Common Stock at $3.75 per share. The warrants are immediately vested and have a six year term. During 2005, five of the seven note holders agreed to modify the terms of their notes. The modifications include deferring principal payments from April 2005 to March 2006, thereafter principal payments will commence until the notes are fully paid in May 2007. In addition, 840,000 warrants were issued to the five note holders who elected to defer principal payments on their loans. One of the five note holders is the partnership of which Mr. Lintz is a 50% partner. The partnership was issued 400,000 of the 840,000 warrants. Upon the closing of a financing in the first half of 2006, the exercise price of the warrants for the five individuals who extended their notes was adjusted to $1.25 per share.

In April 2007, the Company raised funds through the sale of secured convertible debentures in the aggregate principal amount of $8,198,368 at an original issue discount of 10%and five year warrants to purchase up to 11,711,955 shares of our Common Stock to certain purchasers (the “April Financing”). All of the Company’s directors and executive officers participated as investors. One director, Robert Adams, invested an amount equal to $100,000 in the April Financing. The investment amounts of the other directors and officers in the April Financing were less than 1% of the total assets of the Company as of December 31, 2006.

In August 2001, Finisar Corporation acquired 1,756,480 shares of the Series A Preferred stock of Quintessence for $5 million. In addition to Finisar’s equity investment, they made a five-year term loan to Quintessence for $7 million, closing in two tranches between August 2001 and January 2002. In January 2002, $45,500 of accrued interest was added to the balance of the loan. Through September 18, 2003, Quintessence paid $1,996,225 of principal on the loan to Finisar. On September 18, 2003, Finisar converted the $5,049,275 remaining principal balance on their term loan into 1,618,883 shares of the Series B Preferred Stock of Quintessence pursuant to an exchange agreement (the “2003 Exchange Agreement”). During 2006, Finisar received 3,375,363 shares of Quintessence common stock as a result of a stock dividend. The 1,756,480 shares of Series A Preferred stock and 1,618,883 shares of Series B Preferred were ultimately exchanged for 3,375,363 shares of our common stock in the Share Exhange. As a result of the share dividend and the Share Exchange, Finisar ultimately held 6,750,726 shares of our common stock at December 31, 2006.

Pursuant to the terms of the 2003 Exchange Agreement with Finisar, Quintessence granted Finisar a royalty free, fully paid, nonexclusive license to all of its existing and future intellectual property (the "IP License"). In addition, Quintessence granted Finisar favorable pricing assurances with respect to all of its products. The IP license was terminated effective as of September 18, 2006. As consideration for terminating the IP License, Quintessence issued to Finisar a $6,000,000 secured note payable. The note is secured by substantially all of the assets of Quintessence. The value of the note was recognized as a license termination fee in the accompanying consolidated statements of operations for the year ending December 31, 2006.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Our Audit Committee has selected Weinberg & Company, P.A. (“Weinberg”) as our auditors for the current fiscal year, subject to ratification by our stockholders at the annual meeting. We expect a representative of Weinberg to be present at the annual meeting to respond to appropriate questions and to make a statement if he or she so desires.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Weinberg as our independent auditors. However, the Audit Committee of the board of directors is submitting the selection of Weinberg to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the board of directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the board of directors in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

In connection with the audit of the 2006 financial statements, we entered into an engagement agreement with Weinberg which set forth the terms by which Weinberg will perform audit services for us. That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages.

Required Vote

The affirmative vote of the holders of a majority of the shares of our Common Stock present or represented at the Annual Meeting is required to approve the ratification of the selection of Weinberg as our independent auditors for fiscal year 2007. Abstentions will have the same effect as “no” votes on this proposal, whereas broker “non-votes” will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF
THE SELECTION OF WEINBERG & COMPANY, P.A.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

On May 12, 2006, we entered into a Share Exchange Agreement with Quintessence Photonics Corporation, a Delaware corporation (“Quintessence”), and the stockholders of all of the equity stock of Quintessence (the “Quintessence Stockholders”), and closed the transaction on the same date (the “Share Exchange”). Pursuant to the Share Exchange, Quintessence became our wholly-owned subsidiary and the former stockholders of Quintessence became the holders of approximately 87% of our Common Stock. QPC, the acquirer for accounting purposes, retained its independent registered public accounting firm, Weinberg & Company, P.A. (“Weinberg”), resulting in a change of our outside accountant. We dismissed Bagell Josephs, Levine & Company, L.L.C. ("Bagell") as our independent accountant effective as of October 23, 2006. The decision to change accountants was recommended by our Audit Committee by unanimous written consent dated October 23, 2006.

Bagell’s report on the financial statements for the past two years neither contained an adverse opinion or a disclaimer of opinion, nor was modified as to uncertainty, audit scope, or accounting principles, except that in the Pre-Effective Amendment to Form SB-2 filed on May 31, 2005, the Registration Statement on Form SB-2 filed on December 23, 2004, Amendment No. 1 to Form SB-2 filed on June 7, 2005, Amendment No. 2 to Form SB-2 filed on June 7, 2005 and Report of Independent Registered Public Accounting Firm section of the our annual report on Form 10-KSB for the fiscal year ended December 31, 2005, Bagell modified their opinions on the financial statements by indicating that their opinion on the financial statements were prepared assuming we continue as a going concern. Bagell indicated that since we had just begun operations, were currently developing our business, had sustained operating losses and were looking to raise capital over the next year to assist in funding our operations, substantial doubt was raised about our ability to continue as a going concern. During the two most recent fiscal years and through the date of this proxy statement, (1) we had no disagreements with Bagell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and (2) there has been no disagreement or event as described in Item 304(a)(1)(iv) of Regulation S-B. As there has not been any disagreement or event as described in Item 304(a)(1)(iv) of Regulation S-B, during the fiscal year in which the change in accountants took place and during the later fiscal year, there have not been any transactions or events similar to those involved in such disagreement or event; and there were no transactions or events that were material and needed to be accounted for or disclosed in a manner different from that which the former accountants apparently would have concluded was required.

On October 23, 2006, our Audit Committee confirmed the engagement of Weinberg & Company, P.A. as our new independent registered public accounting firm. Prior to such confirmation, Weinberg reviewed our consolidated financial statements for the period ended June 30, 2006. Weinberg audited our consolidated balance sheet as of December 31, 2006 and December 31, 2005 and the related consolidated statements of operations, changes in stockholders’ equity (deficiency) and cash flows for the years ended December 31, 2006, 2005 and 2004. Weinberg expressed that in their opinion, the consolidated financial statements present fairly, in all material respects, our consolidated financial position as of December 31, 2006 and December 31, 2005 and the consolidated results of our operations and our cash flows for the years ended December 31, 2006, 2005 and 2004, in conformity with accounting principles generally accepted in the United States of America. However, Weinberg modified their opinions on the financial statement by indicating that their opinion on the consolidated financial statements was prepared assuming we continue as a going concern. Weinberg indicated that we incurred a net loss of $18,692,607 and used $8,219,053 of cash in operations for the year ended December 31, 2006 and had a stockholders’ deficiency of $1,231,330 as of December 31, 2006 and incurred a net loss of $7,777,858 and used $6,440,414 of cash in operations for the year ended December 31, 2005 and had a working capital deficiency of $1,635,421 as of December 31, 2005, which raises substantial doubt about our ability to continue as a going concern.

Other than this change, there were no other changes in or disagreements with our accountants on accounting and financial disclosure during the last two fiscal years.

Report of the Audit Committee of the Board of Directors

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act of 1934, that might incorporate future filings, including this proxy statement, with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filings, nor shall the following report be deemed to be incorporated by reference into any future filings under the Securities Act or the Exchange Act.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent auditors. Additionally, the Audit Committee must approve all audit and non-audit services performed by the Company’s independent auditors. Furthermore, the Audit Committee is responsible for reviewing and evaluating the Company’s accounting principles and the Company’s system of internal accounting controls. Management is responsible for the financial reporting process, including the system of internal controls and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors, Weinberg, are responsible for auditing those financial statements. The Audit Committee relies, without independent verification, on the information provided to the committee and on the representations made by management and the independent auditors.

The Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management and Weinberg, the Company’s independent auditors.

2.
The Audit Committee has discussed with Weinberg (a) their judgments as to the quality of the Company’s accounting policies, and (b) the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

3.
The Audit Committee met with management periodically during the year to consider the adequacy of the Company’s internal controls and the quality of its financial reporting and discussed these matters with the Company’s independent auditors and with appropriate Company financial personnel.

4.
The Audit Committee discussed with the Company’s management and Weinberg the process used for the Company’s Chief Executive Officer and Chief Financial Officer to make the certifications required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 in connection with the Annual Report on Form 10-KSB and other periodic filings with the Commission.

5.
The Audit Committee has received the written disclosures and the letter from Weinberg required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T. The Audit Committee considered whether the audit and non-audit services provided by Weinberg were compatible with maintaining its independence from the Company. Based on discussions with Weinberg, the Audit Committee determined that the services provided to the Company by Weinberg were compatible with maintaining the independence of Weinberg.

6.
Based on the reviews and discussions referred to in paragraphs (1) through (5) above, the Audit Committee recommended to the Company’s board of directors, and the board approved, the audited financial statements included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, that was filed with the Securities and Exchange Commission on March 30, 2007.

7.
The Audit Committee has also recommended the selection of Weinberg and, based on the committee’s recommendation, the board of directors has selected Weinberg as the Company’s independent auditors for the fiscal year ending December 31, 2007. The board of directors is submitting the selection of Weinberg to the stockholders for ratification.

Submitted by the Audit Committee:	Merrill A. McPeak, Chairman
Israel Ury Robert Adams

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees

Bagell performed services for us in fiscal year 2005 before they were dismissed effective as of October 23, 2006, while Weinberg performed services for us in fiscal year 2006 related solely to financial statement audit work. Fees paid to Bagell and Weinberg in fiscal years 2005 and 2006 were as follows:

	2005	2006
Audit Fees	$ 6,000 (1)	$ 156,280 (3)
Audit-Related Fees	$ 405 (2)	$ 0
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0

(1)
Audit fees represent fees paid to Bagell for the audit of consolidated financial statements for the fiscal year ended December 31, 2005 and the review of financial statements included in our quarterly reports on Form 10-Q and Form SB2.

(2)
Audit-Related Fees represent fees paid to Bagell for services rendered that are reasonably related to the performance of the audit or review of our financial statements that are not reported as Audit Fees.

(3)
Audit fees represent fees paid to Weinberg for the audit of consolidated financial statements for the fiscal years ended December 31, 2006 and the review of financial statements included in our quarterly reports on Form 10-Q and Form SB2.

The Audit Committee approved 100% of the above set forth fees in 2005 and 2006.

Audit and Non-Audit Services Pre-Approval Policy

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by Weinberg, our independent auditors, must be approved in advance by the Audit Committee to assure that such services do not impair the auditors’ independence from the Company. The Audit Committee must pre-approve all audit services and any other services to be provided by the Company's independent registered public accounting firm, as well as the fees to be paid for such services.

STOCKHOLDER PROPOSALS

Requirements for Stockholder Proposals to Be Brought Before an Annual Meeting and Considered for Inclusion in our Proxy Materials. Under Securities Exchange Act Rule 14a-8, any stockholder desiring to submit a proposal for inclusion in our proxy materials for our 2008 Annual Meeting of Stockholders must provide the Company at our principal offices in Sylmar, California with a written copy of that proposal by no later than 120 days before the first anniversary of the release of Company's proxy materials for the 2007 Annual Meeting. However, if the date of our Annual Meeting in 2008 changes by more than 30 days from the date on which our 2007 Annual Meeting is held, then the deadline would be a reasonable time before we begin to print and mail our proxy materials for our 2008 Annual Meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are governed by the Securities Exchange Act, the rules of the SEC thereunder and other laws and regulations to which interested stockholders should refer.

OTHER MATTERS

Annual Report

Our annual report for the fiscal year ended December 31, 2006 has been mailed concurrently with the mailing of these proxy materials to all stockholders entitled to notice of, and to vote at, the annual meeting.

Form 10-KSB

Our annual report on Form 10-KSB for the fiscal year ended December 31, 2006 is included in the annual report for the fiscal year ended December 31, 2006, which is mailed concurrently with the mailing of these proxy materials. Our annual report is also available on our website at http://www.qpclasers.com. Upon written request to the Chief Financial Officer, at the address of our principal executive offices, the exhibits set forth on the exhibit index of the Form 10-KSB may be made available at a reasonable charge.

Householding of Annual Meeting Materials

In December 2000, the Securities and Exchange Commission adopted new rules that permit us to send a single set of annual reports and proxy statements to any household at which two or more stockholders reside if we believe they are members of the same family, unless we have received contrary instructions from one or more of such stockholders. Each stockholder will continue to receive a separate proxy card. Upon request to Chief Financial Officer, at the address of our principal executive offices or by phone at (818) 986-0000, you may revoke your decision to household, and we will promptly deliver a separate copy of the annual report or proxy statement, as applicable, to you at the shared address within 30 days of your request. In addition, stockholders sharing an address can request delivery of a single copy of annual reports or proxy statements if they are receiving multiple copies of annual reports or proxy statements upon request to the Chief Financial Officer, at the address of our principal executive offices or by phone at (818) 986-0000.

A number of brokerage firms have already instituted householding. If your family has multiple accounts of our stock, you may have received householding notification from your broker. Please contact your broker directly if you have questions, require additional copies of the proxy statement or annual report, or wish to revoke your decision to household, and thereby receive multiple reports.

Other Matters

Our board of directors knows of no other business which will be presented at the annual meeting. If any other business is properly brought before the annual meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the proxy holders.

It is important that the proxies be returned promptly and that your shares are represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

/s/ George Lintz

George Lintz
Secretary

Sylmar, California
April 24, 2007

Appendix A

CHARTER OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS OF

QPC LASERS, INC.,

a Nevada corporation

I. Authority and Purpose

The Compensation Committee (the “Committee”) of QPC Lasers, Inc., a Nevada corporation (the “Company”), has been appointed by the Corporation’s Board of Directors (the “Board”) to:

A. Determine the compensation practices to be implemented with respect to corporate “Officers” (as defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934), including, without limitation, the general mix of base salary, annual incentive compensation, long term incentive compensation, benefits and equity participation for Officers.

B. Review and approve on an annual basis the Company’s corporate goals and objectives relevant to compensation of the CEO and other Officers.

C. Evaluate the performance of the CEO and determine the CEO’s compensation.

D. Review and approve the compensation paid to other Officers.

E. Review periodically the Company’s incentive, equity participation and benefit plans and recommend changes to such plans as the Committee may deem appropriate.

F. Administer the Company’s equity-based plans, approve all amendments thereto and approve all equity grants thereunder.

G. Review and discuss with Company management any Compensation Discussion and Analysis prepared by the Company for filing with the SEC in accordance with applicable SEC requirements.

H. Prepare and approve any Compensation Committee Report required to be furnished by the Company in accordance with applicable SEC requirements.

The Committee shall be responsible for the specific duties set forth above, and shall perform such other duties as the Board may from time to time prescribe. All powers of the Committee are subject to the restrictions designated in the Company’s Bylaws and applicable law.

II.  Committee Membership

The Committee members (the “Members”) shall be elected by the Board. Each Member shall serve until such Member ceases to serve as a member of the Board, or until his or her successor has been duly appointed by the Board. Any Member may be removed from the Committee at any time, with or without cause, by a vote of a majority of the Board.

The Committee will consist of at least three (3) Members. If the securities of the Company are listed on any national securities exchange, then each Member shall meet the applicable independence requirements of such exchange. Pending such listing, at least a majority of the Members shall meet the following independence standards: (i) neither the Member nor any member of his or her immediate family shall be an employee of the Company, (ii) neither the Member nor any member of his or her immediate family shall have been an employee of the Company at any time during the three (3) year period preceding such Member’s appointment to the Committee, (iii) while a Member of the Committee and during the three (3) years preceding such Member’s appointment to the Committee, neither the Member nor any member of his or her immediate family shall have received from the Company payments for any services or goods exceeding $60,000 in any year, other than fees for service as a member of the Board or any committee of the Board, and (iv) while a Member of the Committee and during each of the three (3) years preceding the Member’s appointment to the Committee, neither the Member nor any member of his or her immediate family shall have been a partner, controlling shareholder or executive officer of any entity that received from the Company payments for goods or services in excess of the greater of $200,000 or 5% of the entity’s gross revenues. For purposes of determining Member independence, the term “Company” shall be deemed to include QPC Lasers, Inc. and its predecessors, successors and majority-owned subsidiaries.

III.  Structure and Meetings

The Committee shall conduct its business in accordance with this Charter and any direction given by the Board.

The Committee Chair shall be designated by the Board, or, if the Board does not designate a Chair, the Members shall elect a Chair by a vote of a majority of the full Committee.

The Committee shall meet as often as it deems necessary, but in any event, at least one time per year. The Committee may establish its own schedule for meetings. The Chair or a majority of Members may call meetings upon such notice as is required for special Board meetings in accordance with the Company’s Bylaws. A majority of the Members shall constitute a quorum for the transaction of business. Any action required or permitted to be taken by the Committee may be taken without a meeting if all Members consent thereto in writing and such unanimous written consent (the “Consent”) is filed with the minutes of the Board. The effective date of any Consent relating to the grant of any equity security shall be the date upon which the last Member to sign executes the Consent. Members of the Committee may participate in a meeting through the use of conference telephone or similar communications devices, so long as all persons participating in such meeting can hear one another. The Committee may appoint sub-committees and may delegate specified duties to such sub-committees, provided that any sub-committee appointed to administer any shareholder-approved equity plan or to make grants thereunder shall consist of not less than two independent directors.

If the CEO is not a member of the Committee, the Committee shall consult with the CEO as it deems appropriate and may invite the CEO to attend meetings of the Committee. However, the CEO, whether or not a member of the Committee, shall not participate in any deliberations or decision-making by the Committee with respect to establishing goals and objectives for the CEO, evaluating the CEO’s performance, fixing the CEO’s compensation or considering any equity grant to the CEO.

The Committee shall report its actions and recommendations to the Board and will maintain written minutes of its meetings, which minutes will be kept with the minutes of the Board.

IV. Performance Evaluation

The Committee shall annually review and assess the adequacy of this Charter and recommend any proposed changes to the Board for approval. The Committee shall also perform an annual evaluation of its own performance.

V. Committee Resources

The Committee shall be empowered, without the approval of the Board, to engage independent compensation, legal, tax, accounting or other advisers as it determines necessary to carry out its duties. The Committee shall be authorized to approve the retention terms of such advisers. The Committee shall receive appropriate funding, as determined by the Committee, for payment of (A) compensation to any adviser employed by the Committee and (B) ordinary administrative expenses of the Committee.

Appendix B

AUDIT COMMITTEE CHARTER

OF

QPC Lasers, Inc.

Purposes, Authority & Funding

The audit committee (the “Committee”) of the Board of Directors (the “Board”) of QPC Lasers, a Nevada corporation (the “Company”), is appointed by the Board for the purpose of overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements. In so doing, the Committee shall endeavor to maintain free and open communication between the Company’s directors, independent registered public accounting firm and financial management.

The Committee shall have the authority to retain such independent legal, accounting or other advisers as it determines necessary to carry out its duties and, if necessary, to institute special investigations. The Committee may request any officer or employee of the Company, or the Company’s outside counsel or independent registered public accounting firm, to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Further, the Committee may request any such officer, employee, outside counsel or independent registered public accounting firm to provide any pertinent information to the Committee or to any other person or entity designated by the Committee.

The Company shall provide the Committee with appropriate funding, as determined by the Committee in its capacity as a committee of the Board, for the payment of: (1) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (2) compensation to any independent advisers retained by the Committee in carrying out its duties; and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Committee Membership

The members of the Committee (the “Members” or, individually, each a “Member”) shall be appointed by the Board and shall serve at the discretion of the Board. The Committee shall consist of at least three (3) Members, each of which shall be a member of the Board.

The following membership requirements shall also apply:

1.	each Member must be “independent” as defined in Nasdaq Marketplace Rule 4200(a)(15);

2.
each Member must meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under the Securities and Exchange Act of 1934, as amended (the “Act”), subject to the exemptions provided in Rule 10A-3(c) under the Act;

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3.	each Member must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years;

4.	each Member must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement; and

5.
at least one (1) Member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in such Member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior official with financial oversight responsibilities

Notwithstanding subparagraph (1) above, one (1) director who: (a) is not independent as defined in Nasdaq Marketplace Rule 4200(a)(15); (b) meets the criteria set forth in Section 10A(m)(3) under the Act and the rules promulgated thereunder; and (c) is not a current officer or employee of the Company or Family Member (as defined in Nasdaq Marketplace Rule 4200(a)(14)) of such an officer or employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the Company’s next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A Member appointed under the exception set forth in the preceding sentence must not serve longer than two (2) years and must not serve as chairperson of the Committee.

Duties & Responsibilities

In fulfilling its purposes as stated in this Charter, the Committee shall undertake the specific duties and responsibilities listed below and such other duties and responsibilities as the Board shall from time to time prescribe, and shall have all powers necessary and proper to fulfill all such duties and responsibilities. Subject to applicable Board and stockholder approvals, the Committee shall:

A.	Financial Statement & Disclosure Matters

1.
Review the policies and procedures adopted by the Company to fulfill its responsibilities regarding the fair and accurate presentation of financial statements in accordance with generally accepted accounting principles (“GAAP”) and applicable rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”);

2.	Oversee the Company’s accounting and financial reporting processes;

3.	Oversee audits of the Company’s financial statements;

4.
Review with the Company’s independent registered public accounting firm, management and internal auditors any information regarding “second” opinions sought by management from any other accounting firm with respect to the accounting treatment of a particular event or transaction;

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5.
Review and discuss reports from the Company’s independent registered public accounting firm regarding: (a) all critical accounting policies and practices to be used by the Company; (b) all alternative treatments of financial information within GAAP that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent registered public accounting firm; and (c) other material written communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

6.
Review all certifications required to be made by the Company’s principal executive officer and principal financial officer in connection with the Company’s periodic reports under the Act or pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act;

7.
Review and discuss with management the Company’s audited financial statements and review with management and the Company’s independent registered public accounting firm the Company’s financial statements (including disclosures made under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”) prior to the filing with the SEC of any report containing such financial statements; and

8.	If deemed appropriate, recommend to the Board that the Company’s audited financial statements be included in its annual report on Form 10-K for the last fiscal year.

B.	Matters Regarding Oversight of the Company’s Independent Registered Public Accounting Firm

1.
Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged (including resolution of disagreements between management and such firm regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; provided also that each such registered public accounting firm shall report directly to the Committee;

2.
Receive and review a formal written statement and letter from the Company’s independent registered public accounting firm delineating all relationships between the independent registered public accounting firm and the Company, consistent with Independence Standards Board Standard 1, as may be modified or supplemented;

3.
Actively engage in a dialogue with the Company’s independent registered public accounting firm with respect to any disclosed relationship or services that may impact the objectivity and independence of the independent registered public accounting firm;

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4.	Take, or recommend that the Board take, appropriate action to oversee and ensure the independence of the Company’s independent registered public accounting firm;

5.	Establish clear policies regarding the hiring of employees and former employees of the Company’s independent registered public accounting firm;

6.
Establish policies and procedures for review and pre-approval by the Committee of all audit services and permissible non-audit services (including the fees and terms thereof) to be performed by the Company’s independent registered public accounting firm, with exceptions provided for de minimis amounts under certain circumstances as permitted by law; provided, however, that: (a) the Committee may delegate to one (1) or more Members the authority to grant such pre-approvals if the pre-approval decisions of any such delegate Member(s) are presented to the Committee at its next-scheduled meeting; and (b) all approvals of non-audit services to be performed by the independent registered public accounting firm must be disclosed in the Company’s applicable periodic reports;

7.
Ensure that the Company’s independent registered public accounting firm is registered as a public accounting firm with the Public Company Accounting Oversight Board, as provided for in Section 102 of the Sarbanes-Oxley Act of 2002;

8.	Meet with the Company’s independent registered public accounting firm prior to its audit to review the planning and staffing of the audit;

9.	Discuss with the Company’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; and

10.
Oversee the rotation of the lead (or coordinating) audit partner of the Company’s independent registered public accounting firm having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least every five (5) fiscal years.

C.	Matters Regarding Oversight of the Company’s Internal Audit Function

To the extent that the Company establishes an internal audit function, the Committee shall:

1.
Review the Company’s annual audited financial statements with management, including any major issues regarding accounting and auditing principles and practices, and review management’s evaluation of the adequacy and effectiveness of internal controls that could significantly affect the Company’s financial statements, as well as the adequacy and effectiveness of the Company’s disclosure controls and procedures and management’s reports thereon;

2.	Review major changes to the Company’s auditing and accounting principles and practices as suggested by the Company’s independent registered public accounting firm, internal auditors or management;

3.	Review the appointment of, and any replacement of, the Company’s senior internal auditing executive; and

4.	Review the significant reports to management prepared by the Company’s internal auditing department and management’s responses.

D.	Matters Regarding Oversight of Compliance Responsibilities

1.	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations;

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2.
Obtain reports from the Company’s management, senior internal auditing executive and independent registered public accounting firm that the Company’s subsidiaries and foreign affiliated entities are in compliance with applicable legal requirements, including the Foreign Corrupt Practices Act;

3.
Establish procedures for: (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

4.
Review all related party transactions for potential conflict of interest situations on an ongoing basis and approve all such transactions (if such transactions are not approved by another independent body of the Board);

5.
Review and address any concerns regarding potentially illegal actions raised by the Company’s independent registered public accounting firm pursuant to Section 10A(b) of the Act; and cause the Company to inform the SEC of any report issued by the Company’s independent registered public accounting firm to the Board regarding such conduct pursuant to Rule 10A-1 under the Act; and

6.	Obtain from the Company’s independent registered public accounting firm assurance that such firm has complied with Section 10A of the Act.

E.	Additional Duties & Responsibilities

1.	Review and reassess the adequacy of this Charter annually;

2.	Report regularly to the Board with respect to the Committee’s activities and make recommendations as appropriate;

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3.
Review with the Company’s outside counsel and internal legal counsel any legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies;

4.	Provide oversight and review of the Company’s asset management policies, including an annual review of the Company’s investment policies and performance for cash and short-term investments;

5.
Review with management and the Company’s independent registered public accounting firm any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting; and

6.	Take any other actions that the Committee deems necessary or proper to fulfill the purposes and intent of this Charter.

Although the Committee has the responsibilities, duties and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete, accurate and in accordance with GAAP. Rather, those duties are the responsibility of management and the independent registered public accounting firm.

Nothing contained in this Charter is intended to alter or impair the operation of the “business judgment rule” as interpreted by the courts under the state laws of Nevada. Further, nothing contained in this Charter is intended to alter or impair the right of the Members to rely, in discharging their duties and responsibilities, on the records of the Company and on other information presented to the Committee, Board or Company by its officers or employees or by outside experts and advisers such as the Company’s independent registered public accounting firm.

Structure & Meetings

The Committee shall conduct its business and meetings in accordance with this Charter, the Company’s bylaws and any direction set forth by the Board. The chairperson of the Committee shall be designated by the Board or, in the absence of such a designation, by a majority of the Members. The designated chairperson shall preside at each meeting of the Committee and, in consultation with the other Members, shall set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. In the absence of the designated chairperson at any meeting of the Committee, the Members present at such meeting shall designate a chairperson pro tem to serve in that capacity for the purposes of such meeting (not to include any adjournment thereof) by majority vote. The chairperson (other than a chairperson pro tem) shall ensure that the agenda for each meeting is distributed to each Member in advance of the applicable meeting.

The Committee shall meet as often as it determines to be necessary and appropriate, but not less than quarterly each year. The Committee may establish its own schedule, provided that it shall provide such schedule to the Board in advance. The chairperson of the Committee or a majority of the Members may call special meetings of the Committee upon notice as is required for special meetings of the Board in accordance with the Company’s bylaws. A majority of the appointed Members, but not less than two (2) Members, shall constitute a quorum for the transaction of business. Members may participate in a meeting through use of conference telephone or similar communications equipment, so long as all Members participating in such meeting can hear one another, and such participation shall constitute presence in person at such meeting.

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The Committee may meet with any person or entity in executive session as desired by the Committee. The Committee shall meet with the Company’s independent registered public accounting firm, at such times as the Committee deems appropriate, to review the independent registered public accounting firm’s examination and management report.

Unless the Committee by resolution determines otherwise, any action required or permitted to be taken by the Committee may be taken without a meeting if all Members consent thereto in writing or via electronic transmission and the same are filed with the minutes of the proceedings of the Committee. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate.

Minutes

The Committee shall maintain written minutes of its meetings in paper or electronic form, which minutes shall be filed with the minutes of the meetings of the Board.

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Appendix C

CHARTER OF THE

NOMINATING AND GOVERNANCE COMMITTEE

OF THE BOARD OF DIRECTORS OF

QUINTESSENCE PHOTONICS CORPORATION,

a Delaware corporation

I.  Authority and Purpose

The Nominating and Governance Committee (the “Committee”) of Quintessence Photonics Corporation, a Delaware corporation (the “Corporation”), has been appointed by the Corporation’s Board of Directors (the “Board”) to:

A. Assist the Board in selecting qualified nominees for election to the Board.

B. Develop criteria and standards for Board membership.

C. Make recommendations regarding the size, composition and operations of the Board and its committees.

D. Monitor a process to assess the Board’s effectiveness.

E. Develop and implement a set of corporate governance principles.

The Committee shall undertake those specific duties and responsibilities listed below and such other duties as the Board shall from time to time prescribe. All powers of the Committee are subject to the restrictions designated in the Corporation’s Bylaws and by applicable law.

II.  Committee Membership

The Committee members (the “Members”) shall be elected by the Board. Each Member shall serve until such Member ceases to serve as a member of the Board, or until his or her successor has been duly appointed by the Board. Any individual Member may be removed from the Committee at any time, with or without cause, by a vote of a majority of the Board.

The Committee will consist of at least three (3) Members. If the securities of the Corporation are listed on any national securities exchange or included for trading on Nasdaq, then each Member of the Committee shall meet the applicable independence requirements of such exchange. Pending such listing, a majority of the Members shall meet the following independence standards: (i) neither the Member nor any member of his or her immediate family shall be an employee of the Corporation, (ii) neither the Member nor any member of his or her immediate family shall have been an employee of the Corporation at any time during the three (3) year period preceding such Member’s appointment to the Committee, (iii) while a member of the Committee and during the three (3) years preceding the Member’s appointment to the Committee, neither the Member nor any member of his or her immediate family, shall have received from the Corporation payments for any services or goods exceeding $60,000 in any year, other than fees for service as a member of the Board or any committee of the Board, and (iv) while a member of the Committee and during each of the three (3) years preceding the Member’s appointment to the Committee, neither the Member nor any member of his or her immediate family, shall have been a partner, controlling shareholder or executive officer of any entity that received from the Corporation payments for goods or services in excess of the greater of $200,000 or 5% of the entity’s gross revenues. For purposes of determining Member independence, the term “Corporation” shall be deemed to include Quintessence Photonics Corporation, its predecessors, successors and subsidiaries.

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III.  Structure and Meetings

The Committee shall conduct its business in accordance with this Charter and any direction by the Board.

The Committee Chairperson shall be designated by the Board, or, if it does not do so, the Committee Members shall elect a Chairperson by a vote of the majority of the full Committee.

The Committee will meet at least two (2) times each year. The Committee may establish its own schedule for meetings. The Chairperson or a majority of the Members of the Committee may call meetings of the Committee upon such notice as is required for special Board meetings in accordance with the Corporation’s Bylaws. A majority of the Committee shall constitute a quorum for the transaction of business. Any action required or permitted to be taken by the Committee may be taken without a meeting if all Members of the Committee consent thereto in writing and the writing or writings are filed with the minutes of the proceedings of the Committee. Members of the Committee may participate in a meeting through use of conference telephone or similar communications equipment, so long as all persons participating in such meeting can hear one another. The Committee may appoint sub-committees and may delegate specified duties to any such sub-committee.

The Committee shall regularly report to the full Board on its proceedings and any actions that it takes. The Committee will maintain written minutes of its meetings, which minutes will be maintained with the books and records of the Corporation.

IV.  Duties and Responsibilities

The Committee shall have the authority and responsibility for:

A.  Corporate Governance Guidelines.

1.  Developing and recommending to the Board a set of corporate governance principles. The Committee shall review the corporate governance principles at least annually and shall recommend any changes deemed appropriate.

2.  Developing and recommending to the Board, and monitoring compliance with, a code of business conduct and ethics for directors, officers and employees. The code of business conduct shall include, at a minimum, rules addressing conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of the Corporation’s assets, compliance with applicable laws, rules and regulations (including insider trading laws), and the reporting of illegal or unethical behavior. The Committee shall review the code of business conduct at least annually and shall recommend any changes deemed appropriate.

2

3.  Review and make recommendations to the Board regarding any non-compliance with, waivers to, or alteration of the code of business conduct.

4.  Reviewing changes in legislation, regulations and other developments impacting corporate governance and making recommendations to the Board with respect to these matters.

B.  Review of Board Performance and Operations.

1.  Overseeing an annual self-evaluation of the Board and the performance and contributions of individual directors.

2.  Conducting annual reviews of each director’s independence.

3.  Assessing the Board’s composition and operations on an annual basis, including frequency of meetings, size of the Board, diversity, age, skills and experience in the context of the needs of the Board.

4.  Advising the Board on member qualifications for each Board committee, committee member appointments and removals, committee structure and operations (including authority to delegate to subcommittees), and committee reporting to the Board.

C. Oversight of Director Nomination Process

1. Developing and recommending to the Board criteria and standards for Board membership.

2. Overseeing a process to identify suitable candidates for nomination to the Board.

3.  Recommending to the Board individuals to be nominated for election to the Board at the next annual meeting of stockholders. As part of this process, the Committee will consider, among others, candidates recommended by stockholders of the Corporation. The Committee shall review the background of each candidate to ensure that there is no legal impediment, conflict of interest, or other consideration that might hinder or prevent service on the Board.

D. Other Duties.

1.  Reviewing periodically with the Chairman of the Board and Chief Executive Officer the succession plans relating to positions held by executive officers.

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2. Developing and implementing policies for director orientation and continuing education.

3.  Performing such other duties as the Board may from time to time delegate to the Committee.

V.  Performance Evaluation

The Committee shall annually review and access the adequacy of this Charter and recommend any proposed changes to the Board for approval. The Committee shall also perform an annual evaluation of its own performance.

VI. Committee Resources

The Committee shall be empowered, without the approval of the Board, to engage or compensate independent legal, accounting or other advisors as it determines necessary to carry out its duties; including the sole authority to retain and terminate any search firm to be used to identify director candidates and to approve such firm’s fees and other retention terms. The Committee shall receive appropriate funding, as determined by the Committee, from the Corporation for payment of (A) compensation to any advisor employed by the Committee; and (B) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

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Appendix D

QPC LASERS, INC.

CODE OF BUSINESS CONDUCT AND ETHICS

To further the Company's fundamental principles of honesty, loyalty, fairness and forthrightness, the Board of Directors of the Company (the "*Board*") has established and adopted this Code of Business Conduct and Ethics (this "*Code*").

This Code strives to deter wrongdoing and promote the following six objectives:

- honest and ethical conduct;
- avoidance of conflicts of interest;
- full, fair, accurate, timely and transparent disclosure;
- compliance with applicable government and self-regulatory organization laws, rules and regulations;
- prompt internal reporting of Code violations; and
- accountability for compliance with the Code.

Below, we discuss situations that require application of our fundamental principles and promotion of our objectives. If you believe there is a conflict between this Code and a specific procedure, please consult the Company's Board of Directors for guidance.

Each of our directors, officers and employees is expected to:

- understand the requirements of your position, including Company expectations and governmental rules and regulations that apply to your position;
- comply with this Code and all applicable laws, rules and regulations;
- report any violation of this Code of which you become aware; and
- be accountable for complying with this Code.

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TABLE OF CONTENTS

ETHICS ADMINISTRATOR	3
ACCOUNTING POLICIES	3
AMENDMENTS AND MODIFICATIONS OF THIS CODE	3
ANTI-BOYCOTT AND U.S. SANCTIONS LAWS	3
ANTITRUST AND FAIR COMPETITION LAWS	3
BRIBERY	4
COMPLIANCE WITH LAWS, RULES AND REGULATIONS	5
COMPUTER AND INFORMATION SYSTEMS	5
CONFIDENTIAL INFORMATION BELONGING TO OTHERS	5
CONFIDENTIAL AND PROPRIETARY INFORMATION	5
CONFLICTS OF INTEREST	6
CORPORATE OPPORTUNITIES AND USE AND PROTECTION OF COMPANY ASSETS	7
DISCIPLINE FOR NONCOMPLIANCE WITH THIS CODE	8
DISCLOSURE POLICIES AND CONTROLS	8
ENVIRONMENT, HEALTH AND SAFETY	8
FILING OF GOVERNMENT REPORTS	8
FOREIGN CORRUPT PRACTICES ACT	8
INSIDER TRADING OR TIPPING	9
INTELLECTUAL PROPERTY: PATENTS, COPYRIGHTS AND TRADEMARKS	9
INVESTOR RELATIONS AND PUBLIC AFFAIRS	10
POLITICAL CONTRIBUTIONS	10
PROHIBITED SUBSTANCES	11
RECORD RETENTION	11
REPORTING VIOLATIONS OF THIS CODE	11
WAIVERS	11
CONCLUSION	11

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ETHICS ADMINISTRATOR

All matters concerning this Code shall be heard by the Board of Directors.

ACCOUNTING POLICIES

The Company will make and keep books, records and accounts, which in reasonable detail accurately and fairly present the Company's transactions.

All directors, officers, employees and other persons are prohibited from directly or indirectly falsifying or causing to be false or misleading any financial or accounting book, record or account. You and others are expressly prohibited from directly or indirectly manipulating an audit, and from destroying or tampering with any record, document or tangible object with the intent to obstruct a pending or contemplated audit, review or federal investigation. The commission of, or participation in, one of these prohibited activities or other illegal conduct will subject you to federal penalties, as well as to punishment, up to and including termination of employment.

No director, officer or employee of the Company may directly or indirectly make or cause to be made a materially false or misleading statement, or omit to state, or cause another person to omit to state, any material fact necessary to make statements made not misleading, in connection with the audit of financial statements by independent accountants, the preparation of any required reports whether by independent or internal accountants, or any other work which involves or relates to the filing of a document with the Securities and Exchange Commission ("*SEC*").

AMENDMENTS AND MODIFICATIONS OF THIS CODE

There shall be no amendment or modification to this Code except upon approval by the Board of Directors.

In case of any amendment or modification of this Code that applies to an officer or director of the Company, the amendment or modification shall be posted on the Company's website within two days of the board vote or shall be otherwise disclosed as required by applicable law or the rules of any stock exchange or market on which the Company's securities are listed for trading. Notice posted on the website shall remain there for a period of twelve months and shall be retained in the Company's files as required by law.

ANTI-BOYCOTT AND U.S. SANCTIONS LAWS

The Company must comply with anti-boycott laws of the United States, which prohibit it from participating in, and require us to report to the authorities any request to participate in, a boycott of a country or businesses within a country. If you receive such a request, report it to your immediate superior, our CEO, or to the chairman of the Board of Directors. We will also not engage in business with any government, entity, organization or individual where doing so is prohibited by applicable laws.

ANTITRUST AND FAIR COMPETITION LAWS

The purpose of antitrust laws of the United States and most other countries is to provide a level playing field to economic competitors and to promote fair competition. No director, officer or employee, under any circumstances or in any context, may enter into any understanding or agreement, whether express or implied, formal or informal, written or oral, with an actual or potential competitor, which would illegally limit or restrict in any way either party's actions, including the offers of either party to any third party. This prohibition includes any action relating to prices, costs, profits, products, services, terms or conditions of sale, market share or customer or supplier classification or selection.

It is our policy to comply with all U.S. antitrust laws. This policy is not to be compromised or qualified by anyone acting for or on behalf of our Company. You must understand and comply with the antitrust laws as they may bear upon your activities and decisions. Anti-competitive behavior in violation of antitrust laws can result in criminal penalties, both for you and for the Company. Accordingly, any question regarding compliance with antitrust laws or your responsibilities under this policy should be directed to our CEO or the chairman of the Board of Directors, who may then direct you to our legal counsel. Any director, officer or employee found to have knowingly participated in violating the antitrust laws will be subject to disciplinary action, up to and including termination of employment.

Below are some scenarios that are prohibited and scenarios that could be prohibited for antitrust reasons. These scenarios are not an exhaustive list of all prohibited and possibly prohibited antitrust conduct. Again, when in doubt about any situation, whether it is discussed below or not, you should consult with our CEO or the chairman of the Board of Directors, who may then direct you to our legal counsel.

The following scenarios are prohibited for antitrust or anti-competition reasons:

- proposals or agreements or understanding—express or implied, formal or informal, written or oral—with any competitor regarding any aspect of competition between the Company and the competitor for sales to third parties;
- proposals or agreements or understanding with customers which restrict the price or other terms at which the customer may resell or lease any product to a third party; or
- proposals or agreements or understanding with suppliers which restrict the price or other terms at which the Company may resell or lease any product or service to a third party.

The following business arrangements could raise anti-competition or antitrust law issues. Before entering into them, you must consult with our CEO or the chairman of the Board of Directors, who may then direct you to our legal counsel:

- exclusive arrangements for the purchase or sale of products or services;
- bundling of goods and services;
- technology licensing agreements that restrict the freedom of the licensee or licensor; or
- agreements to add an employee of the Company to another entity's board of Directors.

BRIBERY

You are strictly forbidden from offering, promising or giving money, gifts, loans, rewards, favors or anything of value to any governmental official, employee, agent or other intermediary (either inside or outside the United States) which is prohibited by law. Those paying a bribe may subject the Company and themselves to civil and criminal penalties. When dealing with government customers or officials, no improper payments will be tolerated. If you receive any offer of money or gifts that is intended to influence a business decision, it should be reported to your supervisor our CEO or the chairman of the Board of Directors immediately.

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The Company prohibits improper payments in all of its activities, whether these activities are with governments or in the private sector.

COMPLIANCE WITH LAWS, RULES AND REGULATIONS

The Company's goal and intention is to comply with the laws, rules and regulations by which we are governed. In fact, we strive to comply not only with requirements of the law but also with recognized compliance practices. All illegal activities or illegal conduct are prohibited whether or not they are specifically set forth in this Code.

Where law does not govern a situation or where the law is unclear or conflicting, you should discuss the situation with your supervisor, our CEO or the chairman of the Board of Directors, who may then direct you to our legal counsel. Business should always be conducted in a fair and forthright manner. Directors, officers and employees are expected to act according to high ethical standards.

COMPUTER AND INFORMATION SYSTEMS

For business purposes, officers and employees are provided telephones and computer workstations and software, including network access to computing systems such as the Internet and e-mail, to improve personal productivity and to efficiently manage proprietary information in a secure and reliable manner. You must obtain the permission from your supervisor or our CEO to install any software on any Company computer or connect any personal laptop to the Company network. As with other equipment and assets of the Company, we are each responsible for the appropriate use of these assets. Except for limited personal use of the Company's telephones and computer/e-mail, such equipment may be used only for business purposes. Officers and employees should not expect a right to privacy of their e-mail or Internet use. All e-mails or Internet use on Company equipment is subject to monitoring by the Company.

CONFIDENTIAL INFORMATION BELONGING TO OTHERS

You must respect the confidentiality of information, including, but not limited to, trade secrets and other information given in confidence by others, including but not limited to partners, suppliers, contractors, competitors or customers, just as we protect our own confidential information. However, certain restrictions about the information of others may place an unfair burden on the Company's future business. For that reason, directors, officers and employees should coordinate with your supervisor or the CEO to ensure appropriate agreements are in place prior to receiving any confidential third-party information. In addition, any confidential information that you may possess from an outside source, such as a previous employer, must not, so long as such information remains confidential, be disclosed to or used by the Company. Unsolicited confidential information submitted to the Company should be refused, returned to the sender where possible and deleted, if received via the Internet.

CONFIDENTIAL AND PROPRIETARY INFORMATION

It is the Company's policy to ensure that all operations, activities and business affairs of the Company and our business associates are kept confidential to the greatest extent possible. Confidential information includes all non-public information that might be of use to competitors, or that might be harmful to the Company or its customers if disclosed. Confidential and proprietary information about the Company or its business associates belongs to the Company, must be treated with strictest confidence and is not to be disclosed or discussed with others.

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Unless otherwise agreed to in writing, confidential and proprietary information includes any and all methods, inventions, improvements or discoveries, whether or not patentable or copyrightable, and any other information of a similar nature disclosed to the directors, officers or employees of the Company or otherwise made known to the Company as a consequence of or through employment or association with the Company (including information originated by the director, officer or employee). This can include, but is not limited to, information regarding the Company's business, products, processes, and services. It also can include information relating to research, development, inventions, trade secrets, intellectual property of any type or description, data, business plans, marketing strategies, engineering, contract negotiations, contents of the Company intranet and business methods or practices.

The following are examples of information that is not considered confidential:

- information that is in the public domain to the extent it is readily available;
- information that becomes generally known to the public other than by disclosure by the Company or a director, officer or employee; or
- information you receive from a party that is under no legal obligation of confidentiality with the Company with respect to such information.

We have exclusive property rights to all confidential and proprietary information regarding the Company or our business associates. The unauthorized disclosure of this information could destroy its value to the Company and give others an unfair advantage. You are responsible for safeguarding Company information and complying with established security controls and procedures. All documents, records, notebooks, notes, memoranda and similar repositories of information containing information of a secret, proprietary, confidential or generally undisclosed nature relating to the Company or our operations and activities made or compiled by the director, officer or employee or made available to you prior to or during the term of your association with the Company, including any copies thereof, unless otherwise agreed to in writing, belong to the Company and shall be held by you in trust solely for the benefit of the Company, and shall be delivered to the Company by you on the termination of your association with us or at any other time we request.

CONFLICTS OF INTEREST

Conflicts of interest can arise in virtually every area of our operations. A "conflict of interest" exists whenever an individual's private interests interfere or conflict in any way (or even appear to interfere or conflict) with the interests of the Company. We must strive to avoid conflicts of interest. We must each make decisions solely in the best interest of the Company. Any business, financial or other relationship with suppliers, customers or competitors that might impair or appear to impair the exercise of our judgment solely for the benefit of the Company is prohibited. Here are some examples of conflicts of interest:

- ***Family Members***—Actions of family members may create a conflict of interest. For example, gifts to family members by a supplier of the Company are considered gifts to you and must be reported. Doing business for the Company with organizations where your family members are employed or that are partially or fully owned by your family members or close friends may create a conflict or the appearance of a conflict of interest. For purposes of this Code "family members" includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and adoptive relationships.

- ***Gifts, Entertainment, Loans, or Other Favors***—Directors, officers and employees shall not seek or accept personal gain, directly or indirectly, from anyone soliciting business

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from, or doing business with the Company, or from any person or entity in competition with us. Examples of such personal gains are gifts, non-business-related trips, gratuities, favors, loans, and guarantees of loans, excessive entertainment or rewards. However, you may accept gifts of a nominal value. Other than common business courtesies, directors, officers, employees and independent contractors must not offer or provide anything to any person or organization for the purpose of influencing the person or organization in their business relationship with us.

Directors, officers and employees are expected to deal with advisors or suppliers who best serve the needs of the Company as to price, quality and service in making decisions concerning the use or purchase of materials, equipment, property or services. Directors, officers and employees who use the Company's advisors, suppliers or contractors in a personal capacity are expected to pay market value for materials and services provided.

- ***Outside Employment***—Officers and employees may not participate in outside employment, self-employment, or serve as officers, directors, partners or consultants for outside organizations, if such activity:

  - reduces work efficiency;
  - interferes with your ability to act conscientiously in our best interest; or
  - requires you to utilize our proprietary or confidential procedures, plans or techniques.

  You must inform your supervisor or the CEO of any outside employment, including the employer's name and expected work hours.

You should report any actual or potential conflict of interest involving yourself or others of which you become aware to your supervisor or our CEO. Officers and directors should report any actual or potential conflict of interest involving yourself or others of which you become aware to the chairman of the Board of Directors.

CORPORATE OPPORTUNITIES AND USE AND PROTECTION OF COMPANY ASSETS

You are prohibited from:

- taking for yourself, personally, opportunities that are discovered through the use of Company property, information or position;
- using Company property, information or position for personal gain; or
- competing with the Company.

You have a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

You are personally responsible and accountable for the proper expenditure of Company funds, including money spent for travel expenses or for customer entertainment. You are also responsible for the proper use of property over which you have control, including both Company property and funds and property that customers or others have entrusted to your custody. Company assets must be used only for proper purposes.

Company property should not be misused. Company property may not be sold, loaned or given away regardless of condition or value, without proper authorization. Each director, officer and employee should protect our assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on the Company's profitability. Company assets should be used only for legitimate business purposes.

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DISCIPLINE FOR NONCOMPLIANCE WITH THIS CODE

Disciplinary actions for violations of this Code can include oral or written reprimands, suspension or termination of employment or a potential civil lawsuit against you. The violation of laws, rules or regulations, which can subject the Company to fines and other penalties, may result in your criminal prosecution.

DISCLOSURE POLICIES AND CONTROLS

The continuing excellence of the Company's reputation depends upon our full and complete disclosure of important information about the Company that is used in the securities marketplace. Our financial and non-financial disclosures and filings with the SEC must be transparent, accurate and timely. Proper reporting of reliable, truthful and accurate information is a complex process involving cooperation between many departments and disciplines. We must all work together to insure that reliable, truthful and accurate information is disclosed to the public.

The Company must disclose to the SEC, current security holders and the investing public information that is required, and any additional information that may be necessary to ensure the required disclosures are not misleading or inaccurate. The Company requires you to participate in the disclosure process, which is overseen by our CEO and principal accounting officer. The disclosure process is designed to record, process, summarize and report material information as required by all applicable laws, rules and regulations. Participation in the disclosure process is a requirement of a public company, and full cooperation and participation by our CEO, principal accounting officer and, upon request, other employees in the disclosure process is a requirement of this Code.

Officers and employees must fully comply with their disclosure responsibilities in an accurate and timely manner or be subject to discipline of up to and including termination of employment.

ENVIRONMENT, HEALTH AND SAFETY

The Company is committed to managing and operating our assets in a manner that is protective of human health and safety and the environment. It is our policy to comply, in all material respects, with applicable health, safety and environmental laws and regulations. Each employee is also expected to comply with our policies, programs, standards and procedures.

FILING OF GOVERNMENT REPORTS

Any reports or information provided, on our behalf, to federal, state, local or foreign governments should be true, complete and accurate. Any omission, misstatement or lack of attention to detail could result in a violation of the reporting laws, rules and regulations.

FOREIGN CORRUPT PRACTICES ACT

The United States Foreign Corrupt Practices Act prohibits giving anything of value, directly or indirectly, to foreign government officials or foreign political candidates in order to obtain, retain or direct business. Accordingly, corporate funds, property or anything of value may not be, directly or indirectly, offered or given by you or an agent acting on our behalf, to a foreign official, foreign political party or official thereof or any candidate for a foreign political office for the purpose of influencing any act or decision of such foreign person or inducing such person to

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use his influence or in order to assist in obtaining or retaining business for, or directing business to, any person.

You are also prohibited from offering or paying anything of value to any foreign person if it is known or there is a reason to know that all or part of such payment will be used for the above-described prohibited actions. This provision includes situations when intermediaries, such as affiliates, or agents, are used to channel payoffs to foreign officials.

INSIDER TRADING OR TIPPING

Directors, officers and employees who are aware of material, non-public information from or about the Company (an "*insider*"), are not permitted, directly or through family members or other persons or entities, to:

- buy or sell securities (or derivatives relating to such securities) of the Company, or
- pass on, tip or disclose material, nonpublic information to others outside the Company including family and friends.

Such buying, selling or trading of securities may be punished by discipline of up to and including termination of employment; civil actions, resulting in penalties of up to three times the amount of profit gained or loss avoided by the inside trade or stock tip, or criminal actions, resulting in fines and jail time.

Examples of information that may be considered material, non-public information in some circumstances are:

- undisclosed annual, quarterly or monthly financial results, a change in earnings or earnings projections, or unexpected or unusual gains or losses in major operations;
- undisclosed negotiations and agreements regarding mergers, concessions, joint ventures, acquisitions, divestitures, business combinations or tender offers;
- undisclosed major management changes;
- a substantial contract award or termination that has not been publicly disclosed;
- a major lawsuit or claim that has not been publicly disclosed;
- the gain or loss of a significant customer or supplier that has not been publicly disclosed;
- an undisclosed filing of a bankruptcy petition by the Company;
- information that is considered confidential; and
- any other undisclosed information that could affect our stock price.

The same policy also applies to securities issued by another company if you have acquired material, nonpublic information relating to such company in the course of your employment or affiliation with the Company.

When material information has been publicly disclosed, each insider must continue to refrain from buying or selling the securities in question until the third business day after the information has been publicly released to allow the markets time to absorb the information.

INTELLECTUAL PROPERTY: PATENTS, COPYRIGHTS AND TRADEMARKS

Except as otherwise agreed to in writing between the Company and an officer or employee, all intellectual property you conceive or develop during the course of your employment shall be the sole property of the Company. The term intellectual property includes any invention, discovery,

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concept, idea, or writing whether protectable or not by any United States or foreign copyright, trademark, patent, or common law including, but not limited to designs, materials, compositions of matter, machines, manufactures, processes, improvements, data, computer software, writings, formula, techniques, know-how, methods, as well as improvements thereof or know-how related thereto concerning any past, present, or prospective activities of the Company. Officers and employees must promptly disclose in writing to the Company any intellectual property developed or conceived either solely or with others during the course of your employment and must render any and all aid and assistance, at our expense, to secure the appropriate patent, copyright, or trademark protection for such intellectual property.

Copyright laws may protect items posted on a website. Unless a website grants permission to download the Internet content you generally only have the legal right to view the content. If you do not have permission to download and distribute specific website content you should contact your supervisor or our CEO, who may refer you to our legal counsel.

If you are unclear as to the application of this Intellectual Property Policy or if questions arise, please consult with your supervisor or our CEO, who may refer you to our legal counsel.

INVESTOR RELATIONS AND PUBLIC AFFAIRS

It is very important that the information disseminated about the Company be both accurate and consistent. For this reason, all matters relating to the Company's internal and external communications are handled by our CEO or CFO (or, if retained for such purpose, a public relations consultant). Our CEO or CFO (or a public relations consultant retained by the Company) is solely responsible for public communications with stockholders, analysts and other interested members of the financial community. Our CEO or CFO (or a public relations consultant retained by the Company) is also solely responsible for our marketing and advertising activities and communication with employees, the media, local communities and government officials. Our CEO or CFO serves as the Company's spokesperson in both routine and crisis situations.

POLITICAL CONTRIBUTIONS

You must refrain from making any use of Company, personal or other funds or resources on behalf of the Company for political or other purposes which are improper or prohibited by the applicable federal, state, local or foreign laws, rules or regulations. Company contributions or expenditures in connection with election campaigns will be permitted only to the extent allowed by federal, state, local or foreign election laws, rules and regulations.

You are encouraged to participate actively in the political process. We believe that individual participation is a continuing responsibility of those who live in a free country.

PROHIBITED SUBSTANCES

We have policies prohibiting the use of alcohol, illegal drugs or other prohibited items, including legal drugs which affect the ability to perform one's work duties, while on Company premises. We also prohibit the possession or use of alcoholic beverages, firearms, weapons or explosives on our property unless authorized by our CEO. You are also prohibited from reporting to work while under the influence of alcohol or illegal drugs. We reserve the right to perform pre-employment and random drug testing on employees, as permitted by law.

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RECORD RETENTION

The alteration, destruction or falsification of corporate documents or records may constitute a criminal act. Destroying or altering documents with the intent to obstruct a pending or anticipated official government proceeding is a criminal act and could result in large fines and a prison sentence of up to 20 years. Document destruction or falsification in other contexts can result in a violation of the federal securities laws or the obstruction of justice laws.

REPORTING VIOLATIONS OF THIS CODE

You should be alert and sensitive to situations that could result in actions that might violate federal, state, or local laws or the standards of conduct set forth in this Code. If you believe your own conduct or that of a fellow employee may have violated any such laws or this Code, you have an obligation to report the matter.

Generally, you should raise such matters first with an immediate supervisor. However, if you are not comfortable bringing the matter up with your immediate supervisor, or do not believe the supervisor has dealt with the matter properly, then you should raise the matter with our CEO who may, if a law, rule or regulation is in question, then refer you to our legal counsel. The most important point is that possible violations should be reported and we support all means of reporting them.

Directors and officers should report any potential violations of this Code to the chairman of the Board of Directors or to our legal counsel.

We will not allow retaliation against an employee for reporting a possible violation of this Code in good faith. Retaliation for reporting a federal offense is illegal under federal law and prohibited under this Code. Retaliation for reporting any violation of a law, rule or regulation or a provision of this Code is prohibited. Retaliation will result in discipline, up to and including termination of employment, and may also result in criminal prosecution. However, if a reporting individual was involved in improper activity the individual may be appropriately disciplined even if he or she was the one who disclosed the matter to the Company. In these circumstances, we may consider the conduct of the reporting individual in reporting the information as a mitigating factor in any disciplinary decision.

WAIVERS

There shall be no waiver of any part of this Code for any director or officer except by a vote of the Board of Directors. In case a waiver of this Code is granted to a director or officer, the notice of such waiver shall be posted on our website within five days of the Board's vote or shall be otherwise disclosed as required by applicable law or the rules of any stock exchange or market on which the Company's securities are listed for trading. Notices posted on our website shall remain there for a period of 12 months and shall be retained in our files as required by law.

CONCLUSION

This Code is an attempt to point all of us at the Company in the right direction, but no document can achieve the level of principled compliance that we are seeking. In reality, each of us must

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strive every day to maintain our awareness of these issues and to comply with the Code's principles to the best of our abilities. Before we take an action, we must always ask ourselves:

- Does it feel right?
- Is this action ethical in every way?
- Is this action in compliance with the law?
- Could my action create an appearance of impropriety?
- Am I trying to fool anyone, including myself, about the propriety of this action?

If an action would elicit the wrong answer to any of these questions, do not take it. We cannot expect perfection, but we do expect good faith. If you act in bad faith or fail to report illegal or unethical behavior, then you will be subject to disciplinary procedures. We hope that you agree that the best course of action is to be honest, forthright and loyal at all times.

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THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF QPC LASERS, INC.

FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of QPC LASERS, INC., a Nevada corporation (the “Company”), hereby appoints George M. Lintz and Jeffery Ungar, respectively, and each of them, as proxies, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2007 Annual Meeting of Stockholders of the Company to be held on May 9, 2007 at 9:30 a.m., at 15632 Roxford Street, Sylmar, California 91342, and at any postponement or adjournment thereof, and to vote all shares of its stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR (1) THE ELECTION OF THE NOMINEES NAMED BELOW FOR ELECTION TO THE BOARD OF DIRECTORS, AND (2) THE RATIFICATION OF THE SELECTION OF WEINBERG & COMPANY P.A. AS INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

1.        ELECTION OF THE DIRECTORS:

____ FOR the nominees listed below (except as indicated)	____ WITHHOLD AUTHORITY to vote for the nominees as indicated below

If you wish to withhold authority to vote for any of the following nominees, strike a line through such nominee’s name listed below.

Robert V. Adams
George M. Lintz
General Merrill A. McPeak
Jeffrey Ungar
Israel Ury

2.     PROPOSAL TO RATIFY THE SELECTION OF WEINBERG & COMPANY P.A. AS THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL YEAR 2007:

_____ FOR	_____ AGAINST	_____ ABSTAIN

Please sign exactly as your name appears hereon, date and return this Proxy. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please indicate below the number and class of shares owned.

Dated: ________________________, 2007

(Signature)

(Signature, if held jointly)

Printed Name(s): _________________________________

Shares Owned

__________________________________

__________________________________

I (We) [ ] will, [ ] will not, attend the
Annual Meeting in person.

If your address has changed, please provide
your correct address in the space above.

NO POSTAGE IS REQUIRED IF THIS PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND
MAILED IN THE UNITED STATES.